THE TURKISH INVESTMENT FUND, INC.                                  ANNUAL REPORT

[MORGAN STANLEY LOGO]

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

DIRECTORS AND OFFICERS
Barton M. Biggs                                    William G. Morton, Jr.
CHAIRMAN OF THE BOARD OF DIRECTORS                 DIRECTOR

Ronald E. Robison                                  Michael Nugent
PRESIDENT AND DIRECTOR                             DIRECTOR

John D. Barrett II                                 FERGUS REID
DIRECTOR                                           DIRECTOR

Thomas P. Gerrity                                  Stefanie V. Chang
DIRECTOR                                           VICE PRESIDENT

Gerard E. Jones                                    Lorraine Truten
DIRECTOR                                           VICE PRESIDENT

Joseph J. Kearns                                   James A. Gallo
DIRECTOR                                           TREASURER

Vincent R. McLean                                  Mary E. Mullin
DIRECTOR                                           SECRETARY

C. Oscar Morong, Jr.                               Belinda A. Brady
DIRECTOR                                           ASSISTANT TREASURER

INVESTMENT ADVISERS
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value pershare and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

THE TURKISH INVESTMENT FUND, INC.
OVERVIEW

Letter to Shareholders

For the year ended October 31, 2001, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -67.47% compared to -67.78% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). On October 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $4.41, representing a 4.3% premium to the Fund's net asset value per share.

MARKET REVIEW
The Fund's underweight in banking helped performance while our overweights in media and telecommunications equipment detracted from performance.

The Turkish market suffered a severe correction in the twelve months ended October 31, 2001, a result of the unraveling of the International Monetary Fund
(IMF) disinflation program launched in 1999. The country has since received two additional bail-out packages from the IMF and is expected to receive a third. Confidence, however, has not been restored, a result of discord in the governing coalition and a growing debt burden.

The current government is made up of three parties, which have been unable to work together and unwilling to commit their full support to any of the IMF initiatives. Their ranks were strengthened in the first quarter of 2001 when Kemal Dervis, a World Bank economist, was named Minister of the Economy, and took primary responsibility for negotiating and implementing the programs. His presence has facilitated more aid, but also created more tension within the coalition, as the parties see some of their power stripped away.

The economic performance of the country has been weak, with the economy expected to contract by 7% to 8% in 2001, inflation running above 70% and the fiscal deficit reaching 15% of GDP (though the primary deficit will show a 5% surplus). Interest rates declined from their highs during the February 2001 crisis, but have settled at around 80%, a level which still threatens the sustainability of the debt burden. The market has been unwilling to rollover treasury debt into maturities greater than three months, making the government's ability to refinance its liabilities an ongoing concern. The currency has stabilized around
1.5 million lira to the U.S. dollar, after losing 55% of its value since October of 2000. Market expectations for 2002 are modest, with the consensus view on economic growth at around 3%.

The weak banking sector has begun the process of recapitalization and reform, with the government taking over several private banks and issuing bonds to troubled public sector institutions. The sector, however, is still vulnerable to economic and interest rate shocks and desperately needs lower rates and the appreciation of its bond holdings to regain some financial strength.

Turkey's status as an ally of the West in NATO has been elevated since the tragic events of September 11. This has fed speculation that the financial commitments forthcoming in the near future will be large enough to strengthen the country's stability as well as to reward it for its friendship with the West. The size and terms of the upcoming package will be critical in determining whether confidence can return and lead to lower interest rates, a declining debt stock and a shrinking fiscal deficit.

MARKET OUTLOOK
We believe in the geopolitical argument that makes Turkey, at least for now, too vital an ally to fail. This, however, does not mean the country's economic woes will be erased, but rather that the instruments to improve its situation may be facilitated by the West. Ultimately, it will be up to Turkey's politicians to implement credible and effective policy measures and carry their country to a higher economic plane.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR
November 2001

ON OCTOBER 18, 2001, THE FUND'S BY-LAWS WERE AMENDED TO CHANGE THE RETIREMENT AGE FOR DIRECTORS TO 72 FROM 73.

THE TURKISH INVESTMENT FUND, INC.
OCTOBER 31, 2001

INVESTMENT SUMMARY (UNAUDITED)
HISTORICAL INFORMATION

                                                      TOTAL RETURN (%)
                        ---------------------------------------------------------------------------
                            MARKET VALUE(1)          NET ASSET VALUE(2)              INDEX(3)
                        ---------------------------------------------------------------------------
                                       AVERAGE                   AVERAGE                    AVERAGE
                        CUMULATIVE      ANNUAL    CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL
                        ---------      -------    ----------     -------     ----------     -------
One Year                   -55.14%      -55.14%      -67.47%      -67.47%       -67.78%      -67.78%
Five Year                   19.49         3.63        10.60         2.04        -15.65        -3.35
Ten Year                    -1.84        -0.19        27.72         2.48         13.16         1.24
Since Inception*           -37.73        -3.90       -40.27        -4.22        -30.05        -2.96

Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                           YEAR ENDED OCTOBER 31,
                             ---------------------------------------------------------------------------------------------------
                                1991     1992     1993     1994     1995      1996     1997     1998     1999     2000      2001
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $  5.16  $  4.69  $  9.41  $  4.89  $  5.93   $  5.57  $  8.74  $  4.94  $  9.52  $ 17.69   $  4.23
--------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share       $  7.00  $  6.00  $ 10.38  $  6.88  $  5.88   $  5.38  $  7.63  $  4.31  $  8.19  $ 13.38   $  4.41
--------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)              35.7%    27.9%    10.3%    40.7%    -0.8%     -3.5%   -12.7%   -12.8%   -14.0%   -24.4%      4.3%
--------------------------------------------------------------------------------------------------------------------------------
Income Dividends                  --  $  0.07  $  0.04  $  0.12       --   $  0.12  $  0.14  $  0.14  $  0.12  $  0.03   $    --
--------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions  $  0.07  $  0.17       --       --       --        --       --       --       --       --   $  3.23
--------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)          -59.27 %  -6.36%  102.39%  -47.61%   21.27%    -4.09%   60.76%  -42.39%   97.06%   86.09%   -67.47%
--------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)         -64.65 % -21.03%  156.26%  -45.26%   26.48%    -4.24%   87.70%  -50.28%   78.92%   56.80%   -67.78%
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
 *  The Fund commenced operations on December 5, 1989.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY.

PORTFOLIO SUMMARY (UNAUDITED)

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

ALLOCATION OF TOTAL INVESTMENTS

Equity Securities               98.8%
Short-Term Investments           1.2

[CHART OF INDUSTRIES]

INDUSTRIES

Banks                                   20.9%
Insurance                               20.0
Oil & Gas                               10.0
Diversified Financials                   8.4
Construction Materials                   7.7
Building Products                        6.0
Wireless Telecommunications
  Services                               4.6
Household Durables                       4.4
Communications Equipment                 4.4
Metals & Mining                          4.1
Other                                    9.5

TEN LARGEST HOLDINGS

                                                      PERCENT OF
                                                      NET ASSETS
-----------------------------------------------------------------
 1.  Aksigorta AS                                           17.8%
 2.  Tupras-Turkiye Petrol Rafinerileri AS                  10.1
 3.  Yapi ve Kredi Bankasi AS                               10.1
 4.  Akcansa Cimento AS                                      7.8
 5.  Akbank TAS                                              6.8
 6.  Trakya Cam Sanayii AS                                   6.1
 7.  Turkcell Illetisim Hizmetleri AS                        4.7
 8.  Haci Omer Sabanci Holding AS                            4.5
 9.  Netas Northern Electric Telekomunikasyon AS             4.4
10.  Turkiye Garanti Bankasi AS                              4.3
                                                      -----------
                                                            76.6%
                                                      ===========

THE TURKISH INVESTMENT FUND, INC.
STATEMENT OF NET ASSETS
OCTOBER 31, 2001

STATEMENT OF NET ASSETS

                                                                                       VALUE
                                                             SHARES                    (000)
--------------------------------------------------------------------------------------------
TURKISH COMMON STOCKS (100.0%)
--------------------------------------------------------------------------------------------
(UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------------------
AUTO COMPONENTS (1.2%)
     Brisa Bridgestone Sabanci Lastik
         Sanayi ve Ticaret AS                             9,394,000             $        153
     Kordsa Sabanci Dupont Endustriyel
         Iplik ve Kord Bezi Sanayi ve
         Ticaret AS                                      44,277,000                      155
--------------------------------------------------------------------------------------------
                                                                                         308
--------------------------------------------------------------------------------------------
BANKS (21.2%)
     Akbank TAS                                         884,113,600                    1,743
     Turkiye Garanti Bankasi AS (a)                   1,109,602,759                    1,112
     Yapi ve Kredi Bankasi AS (a)                     1,427,345,561                    2,591
--------------------------------------------------------------------------------------------
                                                                                       5,446
--------------------------------------------------------------------------------------------
BEVERAGES (3.6%)
     Anadolu Efes Biracilik ve Malt
         Sanayii AS                                      46,554,960                      918
--------------------------------------------------------------------------------------------
BUILDING PRODUCTS (6.1%)
     Trakya Cam Sanayii AS                              517,684,543                    1,572
--------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (4.4%)
     Netas Northern Electric
         Telekomunikasyon AS                             51,273,000                    1,139
--------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (7.8%)
     Akcansa Cimento AS                                 442,825,000                    1,996
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (8.5%)
     Alarko Holding AS (a)                               76,587,200                    1,019
     Haci Omer Sabanci Holding AS (a)                   365,000,000                    1,165
--------------------------------------------------------------------------------------------
                                                                                       2,184
--------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING (3.0%)
     Migros Turk TAS                                     12,471,000                      773
--------------------------------------------------------------------------------------------
GAS UTILITIES (0.6%)
     Aygaz AS                                            12,020,000                      160
--------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (4.5%)
     Turk Sise Ve Cam Fabrikalari AS (a)                104,727,000                      226
     Vestel Elektronik Sanayi ve Ticaret
         AS (a)                                         537,775,000                      926
--------------------------------------------------------------------------------------------
                                                                                       1,152
--------------------------------------------------------------------------------------------
INSURANCE (20.2%)
     Aksigorta AS                                       787,509,000                    4,584
     Anadolu Hayat Sigorta AS                           372,299,400                      618
--------------------------------------------------------------------------------------------
                                                                                       5,202
--------------------------------------------------------------------------------------------
METALS & MINING (4.1%)
     Eregli Demir Ve Celik
         Fabrikalari TAS (a)                            106,650,000                    1,068
--------------------------------------------------------------------------------------------
OIL & GAS (10.1%)
     Tupras-Turkiye Petrol Rafinerileri AS              394,491,350             $      2,593
--------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (4.7%)
     Turkcell Iletisim Hizmetleri AS (a)                181,179,168                      896
     Turkcell Iletisim Hizmetleri
         AS ADR (a)                                          25,030                      315
--------------------------------------------------------------------------------------------
                                                                                       1,211
--------------------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS                           (Cost $47,611)                  25,722
--------------------------------------------------------------------------------------------

                                                                FACE
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (1.2%)
--------------------------------------------------------------------------------------------
(Interest Bearing Demand Account)
     Turkish Lira (Cost $363)                       TRL 508,251,399                      318
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)                            (Cost $47,974)                  26,040
--------------------------------------------------------------------------------------------

                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------------------------------
OTHER ASSETS (3.8%)
--------------------------------------------------------------------------------------------
     Cash                                               $         7
     Receivable for Investments Sold                            963
     Other                                                        7                      977
--------------------------------------------------------------------------------------------
LIABILITIES (-5.0%)
--------------------------------------------------------------------------------------------
     Payable For:
         Investments Purchased                               (1,070)
         Professional Fees                                      (56)
         Custodian Fees                                         (41)
         Shareholder Reporting Expenses                         (36)
         Administrative Fees                                    (19)
         U.S. Investment Advisory Fees                          (18)
         Directors' Fees and Expenses                           (43)
     Other Liabilities                                          (16)                  (1,299)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 6,084,305, issued and outstanding
         $ 0.01 par value shares (30,000,000 shares
         authorized)                                                         $        25,718
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                    $          4.23
--------------------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
     Common Stock                                                            $            61
     Paid-in Capital                                                                  67,935
     Accumulated Net Investment Loss                                                    (100)
     Accumulated Net Realized Loss                                                   (20,312)
     Unrealized Depreciation on Investments and Foreign
         Currency Translations                                                       (21,866)
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                             $        25,718
--------------------------------------------------------------------------------------------

(a)-- Non-income producing
ADR --American Depositary Receipt
October 31, 2001 exchange rate--Turkish Lira (TRL)
1,597,500=$1.00.

    The accompanying notes are an integral part of the financial statements

THE TURKISH INVESTMENT FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                      YEAR ENDED
                                                                                                OCTOBER 31, 2001
                                                                                                           (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                                         $       853
   Interest                                                                                                  386
----------------------------------------------------------------------------------------------------------------
     Total Income                                                                                          1,239
----------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees                                                                                  414
   Administrative Fees                                                                                       111
   Professional Fees                                                                                         103
   Shareholder Reporting Expenses                                                                             50
   Custodian Fees                                                                                            109
   Directors' Fees and Expenses                                                                               21
   Transfer Agent Fees                                                                                         4
   Other Expenses                                                                                             56
----------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                          868
----------------------------------------------------------------------------------------------------------------
       Net Investment Income                                                                                 371
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold                                                                            (19,606)
   Foreign Currency Transactions                                                                          (1,333)
----------------------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                                   (20,939)
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments                                                                           (41,849)
   Depreciation on Foreign Currency Translations                                                             (37)
----------------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation                                                      (41,886)
----------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation                               (62,825)
----------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $   (62,454)
----------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED          YEAR ENDED
                                                                            OCTOBER 31, 2001    OCTOBER 31, 2000
                                                                                       (000)               (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)                                                 $        371         $      (719)
   Net Realized Gain (Loss)                                                          (20,939)             41,323
   Change in Unrealized Appreciation/Depreciation                                    (41,886)             12,015
----------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                   (62,454)             52,619
----------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                                                                   -                (200)
   In Excess of Net Realized Gains                                                   (19,635)                  -
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                               (19,635)               (200)
----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Repurchase of Shares (29,500 and 451,000 shares, respectively)                       (331)             (6,757)
----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                         (82,420)             45,662
----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                               108,138              62,476
----------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss of $100 and $100,   $     25,718         $   108,138
     respectively)
----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SELECTED PER SHARE DATA AND RATIOS

                                                        ---------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------
                                                           2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   17.69   $     9.52    $   4.94   $   8.74    $   5.57
-----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 0.06        (0.12)       0.05       0.14        0.18
Net Realized and Unrealized Gain (Loss) on Investments     (10.30)        8.03        4.58      (3.80)       3.13
-----------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      (10.24)        7.91        4.63      (3.66)       3.31
-----------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                                    --           (0.03)      (0.12)     (0.14)      (0.14)
   In Excess of Net Realized Gain                           (3.23)          --          --         --          --
-----------------------------------------------------------------------------------------------------------------
     Total Distributions                                    (3.23)       (0.03)      (0.12)     (0.14)      (0.14)
-----------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
   Repurchased                                               0.01         0.29        0.07         --          --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    4.23   $    17.69    $   9.52   $   4.94    $   8.74
-----------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                   $    4.41   $    13.38    $   8.19   $   4.31    $   7.63
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value                                            -55.14%       63.60%      94.34%    -42.36%      45.34%
   Net Asset Value (1)                                     -67.47%       86.09%      97.06%    -42.39%      60.76%
-----------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                   $  25,718   $  108,138    $ 62,476   $ 34,551   $  61,616
-----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      1.94%        1.26%       1.96%      1.71%       1.91%
Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                  0.83%       (0.57)%      0.66%      1.76%       2.57%
Portfolio Turnover Rate                                       163%         155%        175%        68%         51%
-----------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    The accompanying notes are an integral part of the financial statements.

THE TURKISH INVESTMENT FUND, INC.
OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to Turkish taxes.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      --investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

      --investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency transla-tions for the period is reflected in the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

   Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

   Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

   Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: The JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended October 31, 2001, the Fund made purchases and sales totaling $73,893,702 and $92,794,035 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At October 31, 2001, the U.S. Federal income tax cost basis of securities was $52,375,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $26,653,000, of which $9,000 related to appreciated securities and $26,662,000 related to depreciated securities. At October 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $15,548,000, available to offset future capital gains, which will expire on October 31, 2009.

A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish Lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At October 31, 2001, the deferred fees payable under the plan totaled $32,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

During the year ended October 31, 2001, the Fund incurred $72,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the year ended October 31, 2001, the Fund has repurchased 29,500 of its shares at an average discount of 15.86% from net asset value per share. From the inception of the program through October 31, 2001, the Fund has repurchased 962,250 of its shares at an average discount of 19.64% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

FEDERAL TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED OCTOBER 31, 2001, THE FUND DESIGNATES $12,512,117 AS LONG-TERM CAPITAL GAIN DIVIDEND.

THE TURKISH INVESTMENT FUND, INC.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Turkish Investment Fund, Inc.

We have audited the accompanying statement of net assets of The Turkish Investment Fund, Inc. (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1999 were audited by other auditors whose report, dated November 29, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Boston, Massachusetts
November 30, 2001

Dividend Reinvestment And Cash Purchase Plan

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                 The Turkish Investment Fund, Inc.
                 American Stock Transfer & Trust Company
                 Dividend Reinvestment and Cash Purchase Plan
                 40 Wall Street
                 New York, New York 10005
                 1-800-278-4353